Vanguard® Variable Insurance Fund
SUPPLEMENT TO THE PROSPECTUS

New Investment Strategy for the Total Stock Market Index Portfolio

The board of trustees of Vanguard Variable Insurance Fund has approved the adoption of the Standard & Poor’s (S&P) Total Market Index as the new target index for Vanguard Variable Insurance Fund–Total Stock Market Index Portfolio. The board believes that the new index uses a construction methodology that is superior to the methodology used by the Portfolio’s current index. In preparation for this change, the board also approved the removal of Vanguard Total Stock Market Index Fund as one of the Portfolio’s underlying funds.
    The Portfolio, a fund of funds, now invests in two underlying funds:
    • Vanguard Variable Insurance Fund–Equity Index Portfolio (75%), which currently tracks, and will continue to track, the S&P
       500 Index; and
    • Vanguard Extended Market Index Fund (25%), which currently tracks the Dow Jones Wilshire 4500 Completion Index, but later this year will adopt a new target index, the S&P Completion Index.
    The S&P Total Market Index is a combination of the S&P 500 Index and the S&P Completion Index. The Portfolio’s adoption of this new index will be coordinated with Vanguard Extended Market Index Fund’s adoption of its new index.
    The Portfolio discontinued its investment in Vanguard Total Stock Market Index Fund because that fund adopted a new target index that is incompatible with the Portfolio’s target index.
    The Portfolio is expected to adopt the S&P Total Market Index as its benchmark sometime between May 31 and December 31, 2005. The index change will occur in two phases. In the first phase, the Portfolio will cease tracking its current index and begin temporarily tracking a customized interim version of the S&P Total Market Index. In the second phase, the Portfolio will cease tracking the interim index and begin tracking the S&P Total Market Index. The two-phased approach is intended to enable the Portfolio’s advisor to make necessary adjustments to portfolio holdings, particularly with respect to the disposition of illiquid securities, in a manner that has the least impact on Portfolio shareholders. Investors will not be told precisely when the index

(over, please)

changes and portfolio transitions will begin and end, in order to protect the Portfolio from harmful “front running” by sophisticated traders. The Portfolio’s new index, like the current one, measures the performance of the overall stock market, so the investment objective and risks described in the Portfolio’s current prospectus will not change.
    Additional information is available on Vanguard.com®.

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©2005 The Vanguard Group, Inc.All rights reserved.
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